SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2005

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                                    333-87224
                            (Commission File Number)

                                   98-0372780
                     (I.R.S. Employer Identification Number)

                           1077 Business Center Drive,
                         Newbury Park, California 91320
              (Address and zip code of principal executive offices)

                                 (805) 480-1994
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02--Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

James R. Wilburn was appointed a director of the registrant on September 8, 2005 by the board of directors of the registrant. Director Wilburn fills a vacancy on the board.

Director Wilburn has no arrangement or understanding with any person regarding his selection as a director of the registrant.

Director Wilburn will serve on the registrant's audit committee and compensation committee.

Director Wilburn has never been a party to any transaction or series of transactions with the registrant involving an amount in excess of $60,000 and no such transaction is, or series of transactions are, currently proposed.

Item 9.01--Financial Statements and Exhibits.

The information in this current report, including exhibit 99.1 hereto, is being "furnished" in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings. See exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ELECTRONIC SENSOR TECHNOLOGY, INC.


                                  By: /s/ Matthew S. Collier
                                      -------------------------------------
                                      Matthew S. Collier
                                      President and Chief Executive Officer




Dated: September 13, 2005

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release